UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

PUMA BIOTECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150 Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)

(424) 248-6500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PBYI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In 2016, Dr. Frederic N. Eshelman filed a lawsuit against Puma Biotechnology, Inc. (the “Company”) in the Eastern District of North Carolina (Case No. 7:16-cv-00018-D). Dr. Eshelman’s lawsuit alleges that certain statements in an investor presentation that the Company filed as Definitive Additional Proxy Materials on Schedule 14A on January 7, 2016 (the “Presentation”), were defamatory. The Company prepared the Presentation in response to a proxy contest led by Dr. Eshelman. The Presentation contains two slides that referenced Dr. Eshelman’s role as CEO of Pharmaceutical Product Development (“PPD”), and reported that a fraud was uncovered in a trial managed by PPD by the FDA’s Office of Criminal Investigation and a principal investigator in that trial was convicted of fraud.

On March 15, 2019, a jury found two of the statements in the Presentation to be defamatory. Specifically, the jury found that the statements in the Presentation that implied that Dr. Eshelman was personally involved in clinical fraud and that he was fired as CEO of PPD were defamatory. On June 23, 2021, the United States Court of Appeals for the Fourth Circuit affirmed the liability verdict but found the jury’s damages award to be excessive and vacated the damages award.

To provide clarity and avoid any potential harm to Dr. Eshelman, the Company is filing this Form 8-K to retract the statements in the Presentation regarding Dr. Eshelman. No portion of the Presentation should be interpreted to suggest that Dr. Eshelman was fired from his role as CEO of PPD, or implicate Dr. Eshelman in any clinical trial fraud.

The information included under Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: August 10, 2022	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President